SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report: (Date of earliest event reported): May 2, 2002 (May 2, 2002)

                        ADVANCED TECHNICAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                       0-1298                    11-1581582
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)

                         200 Mansell Ct. East, Suite 505
                             Roswell, Georgia 30076
              (Address of Registrant's principal executive offices)

                                 (770) 993-0291
              (Registrant's telephone number, including area code)

                                (Not Applicable)
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On May 2, 2002, Advanced Technical Products, Inc. (the "Company") entered into an Agreement and Plan of Merger dated as of May 2, 2002 (the "Merger Agreement"), with General Dynamics Corporation, a Delaware corporation ("General Dynamics") and Athena Acquisition I Corporation, a Delaware corporation and wholly owned subsidiary of General Dynamics ("Merger Subsidiary"). The Company's board of directors unanimously approved the Merger Agreement and its submission to stockholders.

     Under the Merger Agreement, each outstanding share of common stock will be converted into the right to receive $33.50 in cash, without interest. The Merger Agreement provides for the merger of Merger Subsidiary with and into the Company, with the Company as the surviving corporation.

     The merger is conditioned upon, among other things: (i) approval by the holders of the Company's common stock, (ii) clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) other customary closing conditions. The merger is expected to close by the end of June of this year.

     Since the board of directors unanimously approved the Merger Agreement, the provisions of the Rights Agreement dated as of March 3, 2000, between the Company and American Stock Transfer & Trust Company will not be applicable to the execution of the Merger Agreement or the closing of the related merger.

     The Merger Agreement and press release are filed as exhibits hereto and are incorporated herein by reference. The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Merger Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Exhibit 2.1 Agreement and Plan of Merger dated as of May 2, 2002 among General Dynamics Corporation, Athena Acquisition I Corporation and Advanced Technical Products, Inc.

     Exhibit 99.1   Press Release dated May 2, 2002.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2002

                                      ADVANCED TECHNICAL PRODUCTS, INC.


                                      /s/ James P. Hobt
                                      ------------------------------------------
                                      James P. Hobt
                                      Vice President and Chief Financial Officer


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

                                INDEX OF EXHIBITS

Exhibit Number      Description
--------------      -----------

Exhibit 2.1 Agreement and Plan of Merger dated as of May 2, 2002 among General Dynamics Corporation, Athena Acquisition I Corporation and Advanced Technical Products, Inc.

Exhibit 99.1        Press Release dated May 2, 2002.


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